STOCK OPTION AGREEMENT

     This Stock Option Agreement is made as of June 11, 2009 by and between Anavex Life Sciences Corp. (the “Corporation”), and Alexandre Vamvakides (the “Optionee”).

RECITALS

A.	The Corporation has adopted a Stock Option Plan to which Participants (as defined therein) may be granted options to purchase Common Shares (“Shares”) in the capital stock of the Corporation.

B.	The Optionee is the Chief Scientific Officer of the Corporation and the Corporation has agreed to provide incentive to the Optionee the granting of an option to purchase Shares;

NOW THEREFORE, specifically incorporating these recitals herein, it is agreed as follows:

AGREEMENT

GRANT OF OPTIONS

     NUMBER OF SHARES. Subject to the terms and conditions of this Agreement, the Corporation grants to Optionee, Options to purchase from the Corporation five hundred thousand (500,000) shares (the “Option Shares”).

     EXERCISE PRICE. Each Option Share is exercisable at a price of US $2.50 per share (the “Option Price”).

     TERM. The Expiration Date for all Options shall be June 11, 2014.

     VESTING. The Options granted herein vest in accordance with the milestone set out below:

     All options will vest upon the commencement of phase 3 for Anavex 2-73.

     CONDITIONS OF OPTION. The Options may be exercised immediately upon vesting, subject to the terms and conditions as set forth in this Agreement.

EXERCISE OF OPTION

     DATE EXERCISABLE. The Options shall become exercisable by Optionee in accordance with the vesting terms as above.

     MANNER OF EXERCISE OF OPTIONS AND PAYMENT FOR COMMON STOCK. The Options may be exercised by the Optionee, in whole or in part, by giving written notice to the Secretary of the Corporation, setting forth the number of Shares with respect to which Options are being exercised. The purchase price of the Option Shares upon exercise of the Options by the Optionee shall be paid in full in cash.

     STOCK CERTIFICATES. Promptly after any exercise in whole or in part of the Options by Optionee, the Corporation shall deliver to Optionee a certificate or certificates for the number of Shares with respect to which the Options were so exercised, registered in Optionee’s name.

NONTRANSFERABILITY

     RESTRICTION. The Options are not transferable by Optionee.

NO RIGHTS AS SHAREHOLDER PRIOR TO EXERCISE

     Optionee shall not be deemed for any purpose to be a shareholder of Corporation with respect to any shares subject to the Options under this Agreement to which the Options shall not have been exercised.

ADJUSTMENTS

     NO EFFECT ON CHANGES IN CORPORATION’S CAPITAL STRUCTURE. The existence of the Options shall not affect in any way the right or power of the Corporation or its shareholders to make or authorize any adjustments, recapitalization, reorganization, or other changes in the Corporation’s capital structure or its business, or any merger or consolidation of the Corporation, or any issue of bonds, debentures, preferred or preference stocks ahead of or affecting the Option Shares, or the dissolution or liquidation of the Corporation, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

     ADJUSTMENT TO OPTION SHARES. The Option Shares are subject to adjustment upon recapitalization, reclassification, consolidation, merger, reorganization, stock dividend, reverse or forward stock split and the like. If the Corporation shall be reorganized, consolidated or merged with another corporation, Optionee shall be entitled to receive upon the exercise of the Option the same number and kind of shares of stock or the same amount of property, cash or securities as Optionee would have been entitled to receive upon the happening of any such corporate event as if Optionee had been, immediately prior to such event, the holder of the number of Shares covered by the Option.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

Anavex Life Sciences Corp.

“Harvey Lalach”
Name: Harvey Lalach
Title: President

The undersigned Optionee hereby acknowledges receipt of an executed original of this Stock Option Agreement, accepts the Options granted there under, and agrees to the terms and conditions thereof.

OPTIONEE

“Alexandre Vamvakides”
Alexandre Vamvakides

Anavex Life Sciences Corp.

NOTICE OF EXERCISE OF STOCK OPTION

The undersigned hereby exercises the Stock Options granted by Anavex Life Sciences Corp. and seeks to purchase ____________________ shares of Common Stock of the Corporation pursuant to said Options. The undersigned understands that this exercise is subject to all the terms and provisions of the Stock Option Agreement dated as of June 11, 2009.

Enclosed is a check in the sum of US $_____________________in payment for such shares.

____________________
Signature of Optionee

Date:____________________